UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI CAPITAL CORP.

THE LION FUND II, L.P.

BIGLARI HOLDINGS INC.

FIRST GUARD INSURANCE COMPANY

SOUTHERN PIONEER PROPERTY AND CASUALTY INSURANCE COMPANY

SPP&C HOLDING CO., INC.

SARDAR BIGLARI

RAYMOND P. BARBRICK

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 18, 2020

Biglari Capital Corp.

___________, 2020

Dear Fellow Shareholder:

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari,” “we” or “our”) are the beneficial owners of an aggregate of 2,055,141 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (“Cracker Barrel” or the “Company”), representing approximately 8.7% of the outstanding shares of Common Stock, making us one of the Company’s largest shareholders.

We are seeking your support for the election of our nominee to the Company’s Board of Directors (the “Board”) at the 2020 annual meeting of shareholders scheduled to be held on November 19, 2020 at [_:__ _.m.] Central Time at 305 Hartmann Drive, Lebanon, Tennessee 37087 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

On July 18, 2019, Cracker Barrel entered into a transaction with Punch Bowl Social, a venture capital project primarily serving alcoholic beverages, which lacks any resemblance to the Company’s country-cooking family dining business. Within eight months of finalizing the transaction, shareholders lost a staggering $133 million, representing an investment loss of 100%. We believe that Cracker Barrel is a great American brand but that the Board has imprudently ventured outside its core business. We have been insisting that the Company place all its energies behind this great American brand rather than into money-losing ventures like a bar concept.

We are seeking representation on the Board because we believe the Board will benefit from the addition of a new independent director with relevant restaurant experience in order to: (1) bring discipline to the Company’s capital allocation; (2) focus the Board and management on the Cracker Barrel brand; (3) reject all egregious acquisitions or investments; (4) disclose to shareholders the returns on capital deployed on new stores opened in the past decade; and (5) return capital to shareholders through dividends and/or share repurchases. The individual that we have nominated is highly-qualified, capable and ready to serve the shareholders of Cracker Barrel.

The Board is currently composed of eleven (11) directors. According to the Company, one of the eleven (11) directors will not stand for re-election and will resign prior to the Annual Meeting, at which time the size of the Board will be decreased to ten (10) directors who will be up for election at the Annual Meeting. Through the attached Proxy Statement, we are soliciting proxies to elect not only our one (1) nominee, but also the candidates who have been nominated by the Company other than [_____]. This gives shareholders who wish to vote for our nominee the ability to vote for a full slate of ten (10) nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our nominee will have the legal effect of replacing one incumbent director with our nominee. If elected, our nominee will constitute a minority on the Board and there can be no guarantee that our nominee will be able to implement the actions that he believes are necessary to unlock shareholder value. However, we believe the election of our nominee is an important step in the right direction for enhancing long-term value at the Company.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the shareholders on or about ____________, 2020.

You can only vote for our nominee on our GOLD proxy card. Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Please make certain that the latest dated proxy card you return is the GOLD proxy card. If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated GOLD proxy card or by voting in person at the Annual Meeting.

According to the Company’s proxy statement for the Annual Meeting, as the coronavirus (COVID-19) pandemic and the public health response to it continue to evolve, the Company may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). The Company stated that it will issue a press release announcing any changes to the Annual Meeting, and will also announce any changes on the Investor Relations section of the Company’s website.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Sardar Biglari

Sardar Biglari

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Biglari’s proxy materials, please contact

Saratoga at the phone numbers listed below.

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Shareholders may call toll-free: (888) 368-0379

info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 18, 2020

2020 ANNUAL MEETING OF SHAREHOLDERS
OF
Cracker Barrel Old Country Store, Inc.
_________________________

PROXY STATEMENT
OF
BIGLARI CAPITAL CORP.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari”, “we” or “our”) are significant shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (“Cracker Barrel” or the “Company”), who collectively beneficially own an aggregate of 2,055,141 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 8.7% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) requires the addition of a new independent director who has a strong, relevant background and who is committed to maximizing shareholder value. We are seeking your support at the annual meeting of shareholders scheduled to be held on November 19, 2020 at [_:__ _.m.] Central Time at 305 Hartmann Drive, Lebanon, Tennessee 37087 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect our director nominee, Raymond P. Barbrick (the “Nominee”), to serve until the 2021 annual meeting of shareholders and until his successor is duly elected and qualified;
2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement;
3.	To approve the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;
4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; and
5.	To conduct other business properly brought before the Annual Meeting.

The Board is currently composed of eleven (11) directors. According to the Company, one of the eleven (11) directors will not stand for re-election and will resign prior to the Annual Meeting, at which time the size of the Board will be decreased to ten (10) directors who will be up for election at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect not only our Nominee, but also the candidates who have been nominated by the Company other than [_____]. This gives shareholders who wish to vote for our Nominee the ability to vote for a full slate of ten (10) nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

This Proxy Statement and the enclosed GOLD proxy card are first being mailed to shareholders on or about [__________], 2020.

Your vote to elect our Nominee will have the legal effect of replacing one incumbent director with our Nominee. If elected, our Nominee will constitute a minority on the Board and there can be no guarantee that our Nominee will be able to implement the actions that he believes are necessary to unlock shareholder value.

As of the date hereof, The Lion Fund II, L.P., a Delaware limited partnership (“The Lion Fund II”), Biglari Capital, a Texas limited liability company, First Guard Insurance Company, an Arizona corporation (“First Guard”), Southern Pioneer Property and Casualty Insurance Company, an Arkansas corporation (“Southern Pioneer”), SPP&C Holding Co., Inc., an Arkansas corporation (“SPPC”), Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), Sardar Biglari (together with The Lion Fund II, Biglari Capital, First Guard, Southern Pioneer, SPPC and Biglari Holdings, the “Biglari Group”), and the Nominee (each, a “Participant”, and together, the “Participants”) collectively beneficially own 2,055,141 shares of Common Stock. The Participants intend to vote their shares FOR the election of the Nominee, FOR the non-binding advisory vote on executive compensation, FOR the approval of the 2020 Omnibus Incentive Plan and FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year, as described herein.

The Company has set the close of business on September 18, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 305 Hartmann Drive, Lebanon, Tennessee 37087. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [__] shares of Common Stock outstanding.

According to the Company’s proxy statement for the Annual Meeting, as the coronavirus (COVID-19) pandemic and the public health response to it continue to evolve, the Company may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). The Company stated that it will issue a press release announcing any changes to the Annual Meeting, and will also announce any changes on the Investor Relations section of the Company’s website.

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We urge you to carefully consider the information contained in the Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

THIS SOLICITATION IS BEING MADE BY BIGLARI AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. BIGLARI IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH BIGLARI IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

BIGLARI URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEE.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF OUR NOMINEE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our GOLD proxy card are available at www.enhancecrackerbarrel.com.

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of our Nominee and in accordance with Biglari’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Biglari c/o Saratoga Proxy Consulting, LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominee only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Biglari’s proxy materials, please contact

Saratoga at the phone numbers listed below.

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Shareholders may call toll-free: (888) 368-0379

info@saratogaproxy.com

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BACKGROUND TO SOLICITATION

At the Company’s 2011, 2012, and 2013 annual meetings of shareholders and at a 2014 special meeting of shareholders, certain members of Biglari nominated individuals for election to the Board and submitted non-binding proposals for consideration by shareholders, respectively. From April 23, 2014 until March 4, 2019, there was no dialogue between Sardar Biglari and members of the Company’s management or the Board.

The following is a chronology of events leading up to the proxy solicitation related to this Annual Meeting:

•	On October 23, 2015, Biglari issued an investor presentation to set the record straight on Cracker Barrel (the “Investor Presentation”), in response to Cracker Barrel’s unprovoked personal attacks on Biglari in connection with the then upcoming vote on the Company’s poison pill at its 2015 annual meeting of shareholders. Cracker Barrel’s presentation was filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2015. In Biglari’s Investor Presentation, it highlighted the Company’s flawed rationale for its poison pill, as well as the numerous contributions Biglari has made to the growth of the Company’s shareholder value. Biglari in fact subsequently reduced its holdings of the Common Stock.
•	On March 4, 2019, Mr. Biglari had a conference call with Sandra Cochran, Cracker Barrel’s President and Chief Executive Officer, and Jill Golder, Senior Vice President and Chief Financial Officer of the Company. Although the conversation covered various topics, Mr. Biglari raised the prospects of Biglari exchanging shares of the Company for some of Cracker Barrel’s real estate locations in a tax-advantageous transaction for both parties (a “Section 355 swap transaction”). An exchange of real estate for shares would result in fewer shares outstanding for the Company. Mr. Biglari conveyed his view that Cracker Barrel could receive more value in the swap transaction because he believed that The Lion Fund II had a higher cost basis on its Cracker Barrel shares, whereas the Company could choose units with much lower cost basis on select real estate properties. The parties agreed to hold additional conversation regarding a potential Section 355 swap transaction.
•	On March 13, 2019, Biglari Capital delivered a letter to Ms. Cochran highlighting its increasing concerns regarding the Company’s capital allocation decisions and calling for immediate action to be taken. Specifically, Biglari Capital recommended that the Company divest the Holler & Dash Biscuit House Concept and requested that the Company publish the total investments in new stores so that shareholders may judge the returns on such investments under Ms. Cochran’s leadership as CEO. Lastly, Biglari Capital stated, in response to comments Ms. Cochran had made on the Company’s quarterly conference call, that the Company should pay a special dividend, irrespective of Biglari’s level of ownership in the Company, for the benefit of all shareholders.
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•	On March 14, 2019, Mr. Biglari, along with external advisors from Latham & Watkins LLP and Ernst & Young LLP, had a telephone conference with Richard Wolfson, Senior Vice President, General Counsel and Corporate Secretary of the Company, to discuss a potential Section 355 swap transaction.
•	On March 20, 2019, Ms. Golder delivered a letter to Mr. Biglari with respect to the March 14, 2019 telephone call. Ms. Golder stated that the Company would be open to consider a transaction that benefits all the Company’s shareholders and would evaluate a potential Section 355 swap transaction.
•	On March 29, 2019, Biglari Capital delivered a letter to Ms. Golder in response to her March 20, 2019 letter. In the letter, Biglari Capital suggested that both its advisors and the Company’s advisors meet face-to-face during the week of April 29, 2019 with regard to a potential Section 355 swap transaction. The letter also provided that the exploration of such a transaction was entirely independent of Biglari Capital’s proposals in its March 13, 2019, letter, which Biglari Capital continued to firmly believe would serve to enhance value for all shareholders. Specifically, Biglari Capital stated it was vital that the Company provide to shareholders all pertinent financial information by which shareholders can determine the return on investment on new stores opened since fiscal 2011 and, consequently, whether the Cracker Barrel Board and management are making capital allocation decisions that are in the best interests of all shareholders.
•	On April 15, 2019, Ms. Golder delivered a letter to Mr. Biglari in response to his letter dated March 29, 2019. In the letter, Ms. Golder stated that “other priorities have arisen which have prevented us from making sufficient progress on this [potential Section 355 swap transaction] topic, and we will not be able to meet with your advisors the week of April 29…. As for the other points raised in your letter, our management team and our Board are hard at work establishing capital allocation strategies that are intended to benefit all shareholders.”
•	On April 25, 2019, Biglari Capital delivered a letter to the Board reiterating certain of its demands from the March 13, 2019 and March 28, 2019 letters. Specifically, Biglari Capital demanded that the Board promptly confirm that it would pay a special dividend of at least $3.75 per share in 2019. In addition, Biglari Capital demanded that the Company provide a list of available dates within the next 60 days during which Biglari’s and the Company’s respective advisors could meet face-to-face to explore a potential, mutually advantageous transaction. Biglari Capital viewed the Company’s response to its prior letters as demonstrating a lack of urgency at best and outright dismissiveness at worst.
•	On June 4, 2019, Ms. Golder delivered a letter to Mr. Biglari to inform him that the Board and management “have decided not to pursue further discussions with Biglari Capital Corp or its external advisors regarding a ‘355’ swap transaction.” Ms. Golder added, “[W]e think that our shareholders would be better served by our focusing on our strategic priorities rather than engineering a swap transaction.”
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•	On October 31, 2019, counsel for Biglari Capital delivered to Mr. Wolfson a written notice and demand for inspection and copying of certain of the Company’s records under Tennessee law regarding (1) Punch Bowl Social, Holler & Dash Biscuit House and Maple Street Biscuit Company, including pertinent financial information, and (2) and the return on invested capital for store expansion, including information concerning return on invested capital on new store investments since the commencement of the Company’s 2011 fiscal year. This demand was prompted because of the acquisition of Punch Bowl Social in July 2019, which Biglari believed was material and had no resemblance to the Cracker Barrel brand. Although the Company touted Punch Bowl Social as a key component of the Company’s strategic priorities, it did not share details on its quarterly conference call held on September 17, 2019.
•	On November 7, 2019, counsel for the Company responded to the October 31, 2019 books and records request on behalf of the Company, which refused to provide the critical financial information that Biglari Capital sought, claiming Biglari Capital lacked a good faith and proper purpose for the demanded inspection.
•	On April 15, 2020, Biglari Capital delivered a letter to Ms. Cochran highlighting its concerns regarding the Company’s investment in Punch Bowl Social. Biglari Capital noted in the letter that within eight months of finalizing the transaction, the Company lost a staggering $133 million of shareholders’ money, representing an investment loss of 100%. Biglari Capital questioned both the investment as well as the timing of the Company’s exit from Punch Bowl Social a few days prior to the passage of the CARES Act. Biglari Capital once again requested that the Company publish all relevant information related to its capital allocation decisions, including the information requested in its October 31, 2019 letter. Biglari Capital stated that should the Company continue to fail to provide pertinent financial and operating data to its shareholders, Biglari Capital would be left with no choice but to pursue board representation at the Annual Meeting, though it would prefer to resolve its concerns amicably.
•	On April 20, 2020, Ms. Cochran delivered a letter to Mr. Biglari stating, “We have already declined your prior requests for information regarding our capital allocation decisions for reasons which we explained to you….With respect to your interest in Board representation, our proxy statement sets forth the process and requirements either for submitting candidates for consideration by our Nominating and Corporate Governance Committee or for making direct nominations.”
•	On August 20, 2020, The Lion Fund II delivered a letter to the Corporate Secretary of the Company nominating Raymond P. Barbrick as a director nominee to be elected to the Board by the shareholders of the Company at the Annual Meeting.
•	On September 3, 2020 and September 11, 2020, Mr. Barbrick met with representatives of an executive search firm retained by the Company and members of the Board, respectively, regarding his candidacy as a director. On September 14, 2020, Mr. Wolfson notified counsel to Biglari that the Board had determined not to recommend Mr. Barbrick for election to the Board, without providing any reason therefor.
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•	On September 14, 2020, the Company announced that the Board elected Gisel Ruiz to serve as a director until the Annual Meeting. The Company also stated that, on September 14, 2020, Richard J. Dobkin notified the Company that he intends not to stand for re-election to the Board and to retire as a director effective upon the expiration of his current term at the start of the Annual Meeting. The Company further stated that the Board expects to decrease the size of the Board from eleven (11) to ten (10) members effective upon Mr. Dobkin’s retirement.
•	On September 15, 2020, Biglari Capital issued an open letter to shareholders of the Company noting, among other things, that shareholders have not been provided the rationale or financial data behind the Company’s capital allocation decision-making, particularly as it concerns its investment in Punch Bowl Social, in which shareholders lost a staggering $133 million within eight months of finalizing the transaction, representing an investment loss of 100%. In its letter, Biglari Capital stated that it had nominated Raymond P. Barbrick for election to the Board in order to (i) bring discipline to the Company’s capital allocation, (ii) focus the Board and management on the Cracker Barrel brand, (iii) reject all egregious acquisitions or investments, (iv) disclose to shareholders the returns on capital deployed on new stores opened in the past decade and (v) return capital to shareholders through dividends and/or share repurchases.
•	On September 15, 2020, The Lion Fund II delivered a letter to the Corporate Secretary of the Company requesting certain shareholder lists in accordance with Tennessee law to communicate with shareholders in connection with the Annual Meeting.
•	On September 15, 2020, the Company filed its preliminary proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

In recent years, we have grown increasingly concerned as the Board and management have sanctioned major money-losing projects unrelated to Cracker Barrel’s core business. Plainly, what exactly is Cracker Barrel’s strategy? Shareholders have not been provided the rationale or the data behind the Company’s capital allocation decision-making, particularly as it concerns its investment in Punch Bowl Social. The Board’s continued failure to concentrate on the core business, or to provide this pertinent financial and operating data to its shareholders, has left us with no option but to turn to you, the owners of the Company, for support in pursuing Board representation at the Annual Meeting.

By way of background, on July 18, 2019, Cracker Barrel entered into a transaction with Punch Bowl Social, a venture capital project primarily serving alcoholic beverages, which lacks any resemblance to the Company’s country-cooking family dining business. Within eight months of finalizing the transaction, shareholders lost a staggering $133 million, representing an investment loss of 100%. We were vehemently opposed to such a transaction. We believe the Board and management demonstrated a profound lack of judgment by approving the Punch Bowl Social acquisition.

Although we never advocated placing more money or being further distracted with a dubious purchase of Punch Bowl Social, we also questioned the timing of the exit, March 2020, within days of the passage of the CARES Act when the business world was frozen. Thus, we are concerned not only with the questionable investments management is making — with the Board’s approval — but also with how it is handling those investments once they have been made.

Cracker Barrel is one of the best concepts ever created in the restaurant industry. All energies should be dedicated to this great American brand, rather than diverted into money-losing ventures like a bar concept. We have been consistent in this view. It is unconscionable that an astonishing 50% of Cracker Barrel’s 2019 pre-tax earnings were destroyed by this single investment. The Board must be held accountable for supporting the purchase of a risky, unproven bar business unrelated to Cracker Barrel’s successful brand. Accordingly, we are resolved to obtain representation on the Board in order to improve capital allocation and transparency, and in so doing to augment the value of the Company for the benefit of all shareholders.

To that end, we have nominated Raymond P. Barbrick, President and Co-Chief Executive Officer of The Briad Group, a hospitality company operating franchises of both restaurants and hotels. Mr. Barbrick has nearly 30 years of experience operating restaurants, which is 30 years more than all current non-employee directors of the Company combined. We are confident that, with Mr. Barbrick’s substantial restaurant expertise and capital allocation background, he will be an effective advocate for all shareholders, concentrating on the following five critical priorities:

(1)	bring discipline to the Company’s capital allocation;
(2)	focus the Board and management on the Cracker Barrel brand;
(3)	reject all egregious acquisitions or investments;
(4)	disclose to shareholders the returns on capital deployed on new stores opened in the past decade; and
(5)	return capital to shareholders through dividends and/or share repurchases.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of eleven (11) directors. According to the Company, one of the eleven (11) directors will not stand for re-election and will resign prior to the Annual Meeting, at which time the size of the Board will be decreased to ten (10) directors who will be up for election at the Annual Meeting. Biglari has nominated one (1) independent, highly-qualified Nominee for election to the Board to replace one (1) incumbent director. If elected, our Nominee will constitute a minority of the Board and there can be no guarantee that the Nominee will be able to implement the actions that he believes are necessary to unlock shareholder value. However, we believe the election of our Nominee is an important step in the right direction for enhancing long-term value at the Company.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate ten (10) candidates for election as directors at the Annual Meeting, each with a term expiring at the 2021 annual meeting of shareholders. This Proxy Statement is soliciting proxies to elect our Nominee as a director in opposition to one of the incumbent directors. Shareholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidates who has been nominated by the Company other than [_____]. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

THE NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of the Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as a director of the Company are also set forth below. This information has been furnished to us by the Nominee. The Nominee is a citizen of the United States of America.

Raymond P. Barbrick, age 67, has served as the President, Co-Chief Executive Officer and Chief Operating Officer of The Briad Group, a hospitality company operating franchises in a number of industries including restaurants and hotels, since January 2008. In connection with and through his service at The Briad Group, which owned and operated a number of TGI Friday’s, Mr. Barbrick has served on each of the Friday’s Independent Franchise Association Board, Friday’s Presidents Council and Friday’s FMAC (Marketing Council) at various times from 2008 until 2019. From October 2004 until January 2008, Mr. Barbrick served as the President and Chief Executive Officer of Avado Brands, Inc. (“Avado”) (d/b/a Don Pablo’s Restaurant) (formerly NASDAQ: AVDO), an owner and operator of a chain of casual dining restaurants. From November 1999 until October 2004, he served in a number of senior positions at Bertucci’s Corporation (“Bertucci’s”), an owner and operator of a chain of casual dining restaurants, including serving as President and Chief Operating Officer beginning in December 2001. Earlier in his career, Mr. Barbrick served as Vice President of Operations and, prior to that, Senior Director of Operations at the New England Restaurant Group, a company that bought, operated and sold various restaurant concepts, from February 1992 until October 1999. Mr. Barbrick has served on the board of directors of Avado, Bertucci’s and Taco Bueno, a restaurant chain. Mr. Barbrick received a Bachelor of Business Administration with a concentration in Finance and Economics from the University of Massachusetts.

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We believe that Mr. Barbrick’s extensive and long-tenured career serving as a senior executive at a number of businesses operating in the restaurant industry make him especially qualified to serve on the Board.

The Nominee’s principal business address is 78 Okner Parkway, Livingston, New Jersey 07039.

The Nominee does not beneficially own any securities of the Company and has not entered into any transactions in securities of the Company during the past two years.

The Nominee may be deemed to be a member of a “group” together with the other Participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such group may be deemed to beneficially own the 2,055,141 shares of Common Stock owned in the aggregate by all the members of the group. The Nominee specifically disclaims beneficial ownership of shares of Common Stock that he does not directly own. For information regarding purchases and sales during the past two (2) years by the Participants of securities of the Company, see Schedule II.

On August 20, 2020, the Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agreed to jointly file a statement on Schedule 13D, and any amendments thereto, with respect to securities of the Company, (ii) the Participants agreed to solicit proxies or written consents for the election of the Nominee, or any other person(s) nominated by The Lion Fund II, to the Board at the Annual Meeting, (iii) the Participants agreed to take all other actions the Participants deem necessary or advisable to achieve the foregoing, and (iv) the Biglari Group agreed to bear all expenses incurred in connection with the Participant’s activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

The Nominee has granted Sardar Biglari a power-of-attorney to execute certain documents filed with the SEC in connection with the solicitation.

Other than as stated herein, there are no arrangements or understandings among the members of Biglari or any other person or persons pursuant to which the nomination of the Nominee described herein is to be made, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Nominee is not a party adverse to the Company or any of its subsidiaries nor does the Nominee have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We believe that the Nominee presently is, and if elected as a director of the Company, the Nominee would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, no director of a NASDAQ listed company qualifies as “independent” under NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, if the Nominee is elected, the determination of the Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. The Nominee is not a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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We do not expect that the Nominee will be unable to stand for election, but, in the event the Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for a substitute nominee, to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate a substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF OUR NOMINEE ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL TWO

ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is providing shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of the Company’s named executive officers as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. This proposal, which is commonly referred to as “say-on-pay,” is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2020 Summary Compensation Table and the other related tables and disclosure.”

According to the Company’s proxy statement, the vote on this proposal is advisory and non-binding. However, the Company has further disclosed that the Board will consider the vote of shareholders when making compensation decisions for the Named Executive Officers in the future.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL THREE

approval of the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan

As discussed in further detail in the Company’s proxy statement, the Board is asking shareholders to approve the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”), which was adopted, subject to shareholder approval, by the Board on September [___], 2020.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021, and the Board is requesting that shareholders ratify such selection.

As disclosed in the Company’s proxy statement, if shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider any failure to ratify the appointment of Deloitte & Touche LLP but in its discretion may still direct the appointment of Deloitte & Touche LLP. Also, if the ratification of the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in the Company’s best interest and the best interest of the Company’s shareholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Shareholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of our Nominee to the Board, FOR the non-binding advisory vote on executive compensation, FOR the approval of the 2020 Plan, and FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

The Board is currently composed of eleven (11) directors, each with a term expiring at the Annual Meeting. According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate ten (10) candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our Nominee as a director in opposition to one of the incumbent directors. Shareholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidates who has been nominated by the Company other than [_____]. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Under applicable proxy rules we are required either to solicit proxies only for our Nominee, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominee while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominee to also vote for certain of the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The holders of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions and shares represented by “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal. In addition, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

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If you are a shareholder of record, you may deliver your vote by mail, by telephone, or via the Internet, or attend the Annual Meeting in person, to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Votes Required for Approval

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality vote. As a result, the ten (10) director nominees receiving the highest number of FOR votes will be elected as directors. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Proposal 2: Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, with respect to the advisory vote on executive compensation, in order to be approved, the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 3: Approval of the 2020 Omnibus Incentive Plan ─ According to the Company’s proxy statement, this proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 4: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, this proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

If you sign and submit your GOLD proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Biglari’s recommendations specified herein and in accordance with the discretion of the persons named on the GOLD proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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Revocation of Proxies

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Biglari in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 305 Hartmann Drive, Lebanon, Tennessee 37087, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Biglari requests that either the original or photostatic copies of all revocations be mailed to Biglari in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of our Nominee.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEE TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Biglari. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of the Biglari Group, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominee may make solicitations of proxies but, except as described herein, will not receive compensation for acting as a nominee.

The Biglari Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Biglari Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Biglari Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately [__] persons to solicit the Company’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Biglari Group. Costs of this solicitation of proxies are currently estimated to be approximately $[___]. The Biglari Group estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[___]. The Biglari Group intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Nominee to the Board at the Annual Meeting. If such reimbursement is approved by the Board, the Biglari Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are Biglari Capital, The Lion Fund II, First Guard, Southern Pioneer, SPPC, Biglari Holdings, Sardar Biglari, the Nominee, and the persons listed on Schedule I. The principal business of Biglari Capital is serving as the general partner of The Lion Fund, L.P. and The Lion Fund II. The principal business of The Lion Fund II is purchasing, holding and selling securities for investment purposes. The principal business of First Guard is the direct underwriting of commercial truck insurance. The principal business of Southern Pioneer is underwriting specialty insurance products. The principal business of SPPC is serving as the direct parent of Southern Pioneer. The principal business of Biglari Holdings is a holding company owning subsidiaries, engaged in a number of diverse business activities, including property and casualty insurance, media and licensing, restaurants, and oil and gas. The principal occupation of Sardar Biglari is serving as Chairman and Chief Executive Officer of Biglari Holdings and Biglari Capital.

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See Schedule I for additional information relating to the participants in this solicitation. No additional compensation will be paid to these individuals in connection with this solicitation.

The principal business address of each of Biglari Capital, The Lion Fund II, Biglari Holdings and Sardar Biglari is 17802 IH 10 West, Suite 400, San Antonio, Texas 78257. The principal business address of First Guard is 200 Nokomis Ave S., Venice, Florida 34285. The principal business address of each of Southern Pioneer and SPPC is 2816 Longview Drive, Jonesboro, Arkansas 72401.

As of the date hereof, The Lion Fund II is the direct beneficial owner of 2,000,000 shares of Common Stock. Biglari Capital, as the general partner of The Lion Fund II, may be deemed to beneficially own the 2,000,000 shares of Common Stock beneficially owned by The Lion Fund II. As of the date hereof, First Guard is the direct beneficial owner of 48,300 shares of Common Stock. As of the date hereof, Southern Pioneer is the direct beneficial owner of 6,841 shares of Common Stock. SPPC, as the direct parent of Southern Pioneer, may be deemed to beneficially own the 6,841 shares of Common Stock owned by Southern Pioneer. Biglari Holdings, of which each of First Guard and SPPC are wholly owned subsidiaries, may be deemed to beneficially own the 55,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Mr. Biglari, as the Chairman and Chief Executive Officer of each of Biglari Capital and Biglari Holdings, may be deemed to beneficially own the 2,055,141 shares of Common Stock owned in the aggregate by the Lion Fund II, First Guard and Southern Pioneer.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The group may be deemed to beneficially own the 2,055,141 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule II.

Except as otherwise indicated in this Proxy Statement, the shares of Common Stock directly owned by each of The Lion Fund II, First Guard and Southern Pioneer were purchased with working capital in open market purchases.

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Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Nominee, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Biglari is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Biglari is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2021 annual meeting of shareholders (the “2021 Annual Meeting”) pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices, 305 Hartmann Drive, Lebanon, Tennessee 37087, no later than [_______] in order to be included in the Company’s proxy statement and proxy card for the 2021 Annual Meeting.

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Under the Bylaws, any shareholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2021 Annual Meeting must give written notice to the Secretary at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the Annual Meeting; provided, however, that in the event the date of the 2021 Annual Meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by any shareholder, to be timely, must be so delivered or mailed and received not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of the 2021 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of the 2021 Annual Meeting, or, if the first public announcement of the date of the 2021 Annual Meeting is less than one hundred (100) days prior to the date of the 2021 Annual Meeting, the tenth (10th) day following the day on which public announcement of the date of the 2021 Annual Meeting is first made by the Company.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2021 Annual Meeting is based on information contained in the Company’s Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Biglari that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE III FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Biglari Capital Corp.

__________, 2020

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SCHEDULE I

INFORMATION CONCERNING EACH OF FIRST GUARD’S, SOUTHER PIONEER’S, SPPC’S AND BIGLARI HOLDINGS’ DIRECTORS AND EXECUTIVE OFFICERS WHO ARE PARTICIPANTS IN THIS SOLICITATION

The principal occupations, business addresses, and citizenships of such directors and officers are set forth below.

Directors and Executive Officers of First Guard

NAME AND POSITION WITH FIRST GUARD	PRESENT PRINCIPAL OCCUPATION	BUSINESS ADDRESS	CITIZENSHIP
Edmund B. Campbell, III, Chairman of the Board and Chief Executive Officer	Chairman and Chief Executive Officer of First Guard	200 Nokomis Ave. S. Venice, FL 34285	U.S.A.
Sardar Biglari, Director	Chairman and Chief Executive Officer of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Philip L. Cooley, Director	Vice Chairman of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Andrew S. Toepfer, President, Treasurer and Director	President of First Guard	200 Nokomis Ave. S. Venice, FL 34285	U.S.A.
Edmund B. Campbell, Jr., Director	Executive at First Guard	200 Nokomis Ave. S. Venice, FL 34285	U.S.A.

I-1

Directors and Executive Officers of Southern Pioneer

NAME AND POSITION WITH SOUTHERN PIONEER	PRESENT PRINCIPAL OCCUPATION	BUSINESS ADDRESS	CITIZENSHIP
Hal Hyneman, President and Director	President of Southern Pioneer	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.
Ben Hyneman, Director	President of SPPC	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.
Sardar Biglari, Director	Chairman and Chief Executive Officer of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Philip L. Cooley, Director	Vice Chairman of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Anthony Grant, Vice President and Director	Vice President of Southern Pioneer	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.
Brian Hyneman, Secretary, Treasurer and Director	Secretary and Treasurer of Southern Pioneer	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.
Matt Hyneman, Director	Vice President of Southern Pioneer Insurance Agency, Inc.	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.

I-2

Directors and Executive Officers of SPPC

NAME AND POSITION WITH SPPC	PRESENT PRINCIPAL OCCUPATION	BUSINESS ADDRESS	CITIZENSHIP
Ben Hyneman, President and Director	President of SPPC	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.
Hal Hyneman, Director	President of Southern Pioneer	2816 Longview Drive, Jonesboro, AR 72401	U.S.A.
Sardar Biglari, Director	Chairman and Chief Executive Officer of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Philip L. Cooley, Director	Vice Chairman of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.

I-3

Directors and Executive Officers of Biglari Holdings

NAME AND POSITION WITH BIGLARI HOLDINGS	PRESENT PRINCIPAL OCCUPATION	BUSINESS ADDRESS	CITIZENSHIP
Sardar Biglari, Chairman of the Board and Chief Executive Officer	Chairman and Chief Executive Officer of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Philip L. Cooley, Vice Chairman of the Board	Vice Chairman of the Board of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Ruth J. Person, Director	Professor of Management, University of Michigan-Flint	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Kenneth R. Cooper, Director	Attorney	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
James P. Mastrian, Director	Retired; former special advisor to the Chairman and CEO of Rite Aid	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
John Garrett Cardwell, Director	Retired; former executive with Johnson Controls, Inc.	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.
Bruce Lewis, Controller	Controller of Biglari Holdings	17802 IH 10 West Suite 400 San Antonio, TX 78257	U.S.A.

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SCHEDULE II

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Acquired/(Disposed)	Date of Acquisition/Disposition

THE LION FUND II, L.P.
Sale of Common Stock	(171,441)	11/29/2018
Sale of Common Stock	(67,027)	11/30/2018
Sale of June 21, 2019, Call Option ($210 Strike Price)	(150,000)	11/30/2018
Sale of Common Stock	(5,250)	12/03/2018
Sale of June 21, 2019, Call Option ($210 Strike Price)	(76,000)	12/03/2018
Sale of June 21, 2019, Call Option ($210 Strike Price)	(50,000)	12/04/2018
Sale of Common Stock	(17,000)	12/11/2018
Sale of June 21, 2019, Call Option ($210 Strike Price)	(500)	12/11/2018
Sale of Common Stock	(80,000)	12/12/2018
Sale of Common Stock	(32,600)	12/13/2018
Sale of June 21, 2019, Call Option ($210 Strike Price)	(30,000)	12/13/2018
Sale of Common Stock	(15,000)	12/14/2018
Sale of Common Stock	(9,936)	12/17/2018
Sale of Common Stock	(17,322)	12/18/2018
Sale of Common Stock	(45,000)	01/11/2019
Sale of Common Stock	(52,924)	01/14/2019
Sale of Common Stock	(51,759)	01/15/2019
Sale of Common Stock	(1,685)	01/16/2019
Sale of Common Stock	(4,783)	01/17/2019
Sale of Common Stock	(2,993)	01/18/2019
Sale of Common Stock	(3,300)	01/22/2019
Sale of Common Stock	(53,194)	01/24/2019
Sale of Common Stock	(4,739)	01/25/2019
Sale of Common Stock	(140,000)	01/28/2019
Sale of Common Stock	(21,440)	01/29/2019
Sale of Common Stock	(54,000)	02/04/2019
Sale of Common Stock	(72,036)	02/05/2019
Sale of Common Stock	(45,942)	02/06/2019
Sale of Common Stock	(300)	02/07/2019
Sale of Common Stock	(53,373)	02/08/2019
Sale of Common Stock	(25,000)	02/11/2019
Sale of Common Stock	(29,325)	02/12/2019
Sale of Common Stock	(7,458)	02/13/2019
Sale of Common Stock	(97,969)	02/14/2019
Sale of Common Stock	(7,400)	02/15/2019
Sale of Common Stock	(22,304)	02/19/2019
Sale of January 17, 2020, Call Option ($200 Strike Price)	(350,000)	05/02/2019
Sale of January 17, 2020, Call Option ($200 Strike Price)	(50,000)	05/03/2019
Sale of January 17, 2020, Call Option ($200 Strike Price)	(100,000)	05/06/2019
Sale of Common Stock	(12,130)	05/10/2019
Sale of January 17, 2020, Call Option ($200 Strike Price)	(30,400)	05/13/2019
Sale of Common Stock	(2,520)	05/22/2019
Sale of December 20, 2019, Call Option ($190 Strike Price)	(30,000)	05/24/2019
Sale of January 17, 2020, Call Option ($195 Strike Price)	(10,800)	05/28/2019
Sale of December 20, 2019, Call Option ($190 Strike Price)	(500)	05/29/2019
Sale of January 17, 2020, Call Option ($190 Strike Price)	(7,600)	05/29/2019
Sale of December 20, 2019, Call Option ($190 Strike Price)	(26,600)	05/30/2019
Sale of January 17, 2020, Call Option ($195 Strike Price)	(69,000)	06/03/2019
Sale of January 17, 2020, Call Option ($190 Strike Price)	(400)	06/04/2019
Sale of January 17, 2020, Call Option ($190 Strike Price)	(80,000)	06/04/2019
Sale of January 17, 2020, Call Option ($190 Strike Price)	(250,000)	06/10/2019
Sale of Common Stock	(72,339)	06/17/2019
Sale of Common Stock	(25,000)	06/18/2019
Sale of Common Stock	(1,600)	06/19/2019
Sale of Common Stock	(13,887)	06/24/2019
Sale of Common Stock	(141,799)	06/25/2019
Sale of Common Stock	(55,557)	06/26/2019
Sale of Common Stock	(134,097)	06/27/2019
Sale of Common Stock	(80,000)	06/28/2019
Sale of Common Stock	(26,090)	07/01/2019
Sale of Common Stock	(149,681)	07/02/2019
Sale of Common Stock	(94,440)	07/03/2019
Sale of Common Stock	(66,154)	07/05/2019
Sale of Common Stock	(15,000)	07/08/2019
Sale of Common Stock	(67,996)	07/09/2019
Sale of Common Stock	(72,947)	07/10/2019
Sale of Common Stock	(2,963)	07/11/2019
Sale of Common Stock	(68,630)	08/08/2019
Sale of Common Stock	(190,010)	08/09/2019
Sale of March 20, 2020, Call Option ($190 Strike Price)	(15,500)	10/22/2019
Sale of June 19, 2020, Call Option ($190 Strike Price)	(82,100)	10/22/2019
Sale of March 20, 2020, Call Option ($190 Strike Price)	(84,500)	10/23/2019
Sale of June 19, 2020, Call Option ($190 Strike Price)	(17,900)	10/23/2019
Sale of June 19, 2020, Call Option ($190 Strike Price)	(117,300)	11/14/2019
Sale of June 19, 2020, Call Option ($190 Strike Price)	(400,000)	11/22/2019
Sale of June 19, 2020, Call Option ($190 Strike Price)	(200,000)	11/25/2019
Sale of June 19, 2020, Call Option ($190 Strike Price)	(200,000)	02/21/2020
Sale of June 19, 2020, Call Option ($190 Strike Price)	(26,000)	02/24/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(650,000)	03/25/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(300,000)	03/26/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(155,300)	04/29/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(40,000)	05/08/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(200)	05/18/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(25,600)	05/19/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(25,200)	05/20/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(7,300)	05/21/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(16,100)	05/22/2020
Sale of June 19, 2020, Call Option ($135 Strike Price)	(226,400)	05/26/2020
Sale of September 18, 2020, Call Option ($185 Strike Price)	(151,100)	05/26/2020
Sale of January 15, 2021, Call Option ($190 Strike Price)	(33,000)	05/27/2020
Sale of January 15, 2021, Call Option ($190 Strike Price)	(36,500)	06/03/2020
Sale of January 15, 2021, Call Option ($190 Strike Price)	(10,000)	06/05/2020
Sale of January 15, 2021, Call Option ($200 Strike Price)	(269,000)	06/05/2020
Sale of January 15, 2021, Call Option ($190 Strike Price)	(700)	08/05/2020

II-1

FIRST GUARD INSURANCE COMPANY

Purchase of Common Stock	48,300	03/16/2020

SOUTHERN PIONEER PROPERTY AND
CASUALTY INSURANCE COMPANY

Purchase of Common Stock	6,841	03/16/2020

II-2

SCHEDULE III

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on [________], 2020.

III-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of our Nominee by taking three steps:

•	SIGNING the enclosed GOLD proxy card,
•	DATING the enclosed GOLD proxy card, and
•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a broker, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your GOLD proxy card,

please contact Saratoga at the phone numbers listed below.

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Shareholders may call toll-free: (888) 368-0379

info@saratogaproxy.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 18, 2020

CRACKER BARREL OLD COUNTRY STORE, INC.

2020 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BIGLARI CAPTIAL CORP. AND THE OTHER PARTICIPANTS IN THEIR SOLICITATION

THE BOARD OF DIRECTORS OF CRACKER BARREL OLD COUNTRY STORE, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Sardar Biglari and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2020 Annual Meeting of Shareholders of the Company scheduled to be held on November 19, 2020 at [_:__ _.m.] Central Time at 305 Hartmann Drive, Lebanon, Tennessee 37087 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that is unknown to Biglari Capital Corp., The Lion Fund II, L.P., First Guard Insurance Company, Southern Pioneer Property and Casualty Insurance Company, SPP&C Holding Co., Inc., Biglari Holdings Inc. and Sardar Biglari (collectively, the “Biglari Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Biglari Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

THE BIGLARI GROUP RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN PROPOSAL 1, AND MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2, 3 AND 4.

1.	The Biglari Group’s proposal to elect Raymond P. Barbrick to the Board with a term expiring at the 2021 annual meeting of shareholders and until his successor is duly elected and qualified:
		FOR THE NOMINEE	WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE
Nominee:	Raymond P. Barbrick	☐	☐

The Biglari Group does not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for a substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, the Biglari Group has reserved the right to nominate a substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

The Biglari Group intends to use this proxy to vote (i) “FOR” Raymond P. Barbrick and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than [_____], for whom the Biglari Group is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominee is elected.

NOTE: You may withhold authority to vote for one or more of the candidates who have been nominated by the Company other than [_____] by writing the name of such nominee(s) below.

_____________________________________________________________________________

GOLD PROXY CARD

2.	Company’s proposal to vote on an non-binding, advisory basis on the compensation of the Company’s named executive officers:

☐FOR	☐AGAINST	☐ABSTAIN

3.	Company’s proposal to approve the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan:

☐FOR	☐AGAINST	☐ABSTAIN

4.	Company’s proposal to ratify the appointment of Deloitte & Touche LLP as its independent registered public accounting firm for the 2021 fiscal year:

☐FOR	☐AGAINST	☐ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.